                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, 4,125,000 shares of Common Stock of the Corporation to be issued from time to time pursuant to the Corporation's 1996 Employees Stock Plan, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.


         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of September, 1998.


           Signature                                              Title
           ---------                                              -----

     /s/ Ronald C. Cambre                               Chairman, President and Chief
-------------------------------                         Executive Officer and Director
         Ronald C. Cambre                               (Principal Executive Officer)

     /s/ James T. Curry, Jr.                            Director
-------------------------------
         James T. Curry, Jr.

    /s/ Joseph P. Flannery                              Director
-------------------------------
        Joseph P. Flannery

     /s/ Leo I. Higdon, Jr.                             Director
-------------------------------
         Leo I. Higdon, Jr.

     /s/ Thomas A. Holmes                               Director
-------------------------------
         Thomas A. Holmes

           Signature                                              Title
           ---------                                              -----

     /s/ Robin A. Plumbridge                            Director
--------------------------------
         Robin A. Plumbridge

     /s/ Michael K. Reilly                              Director
--------------------------------
         Michael K. Reilly

     /s/ Jean Head Sisco                                Director
--------------------------------
         Jean Head Sisco

   /s/ William I.M. Turner, Jr.                         Director
--------------------------------
       William I.M. Turner, Jr.

     /s/ Wayne W. Murdy                                 Executive Vice President and Chief
--------------------------------                        Financial Officer (Principal Financial
         Wayne W. Murdy                                 Officer)

     /s/ Linda K. Wheeler                              Controller
--------------------------------                       (Principal Accounting Officer)
         Linda K. Wheeler

                                      -2-